                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                       CONSECO FINANCE CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -----------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1999 to November 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           ------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

    1.   Amount Available (including Monthly Servicing Fee)                                          $9,670,791.64
                                                                                                     -------------
    2.   Group I Fixed Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                     $356,299.54
                                                                                -----------
                   (b)  Principal Prepayments                                    325,320.56
                                                                                -----------
                   (c)  Liquidated Loans                                               0.00
                                                                                -----------
                   (d)  Repurchases/Substitutions                                994,903.22
                                                                                -----------
                   (e)  Previously undistributed (a)-(d) amounts                       0.00
                                                                                -----------
                   (f)  Pre-Funded Fixed Rate Amount, if any
                        (Post-Funding Payment Date)                                    0.00
                                                                                -----------
                   (g)  minus Group I ARM Formula Principal
                        Distribution Amount                                            0.00
                                                                                -----------
                                                 Total Principal                                     $1,676,523.32
                                                                                                     -------------
    3.   Group I ARM Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                     $ 81,296.10
                                                                                -----------
                   (b)  Principal Prepayments                                    379,558.85
                                                                                -----------
                   (c)  Liquidated Loans                                               0.00
                                                                                -----------
                   (d)  Repurchases/Substitutions                                215,190.51
                                                                                -----------
                   (e)  Pre-Funded Group I ARM Amount, if any
                        (Post-Funding Payment Date)                                    0.00
                                                                                -----------
                   (f)  Clause (vi) of definition                                      0.00
                                                                                -----------
                                                 Total Principal                                     $  676,045.46
                                                                                                     -------------
    4.   Group II ARM Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                     $ 39,908.70
                                                                                -----------
                   (b)  Principal Prepayments                                     92,050.19
                                                                                -----------
                   (c)  Liquidated Loans                                               0.00
                                                                                -----------
                   (d)  Repurchases/Substitutions                                182,432.61
                                                                                -----------
                   (e)  Pre-Funded Group II ARM Amount, if any
                        (Post-Funding Payment Date)                                    0.00
                                                                                -----------
                   (f)  Clause (vi) of definition                                      0.00
                                                                                -----------
                                                 Total Principal                                     $  314,391.50
                                                                                                     -------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 2
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

    5.   Group II Fixed Formula Principal Distribution Amount:

                   (a)  Scheduled Principal                                     $80,260.75
                                                                                ----------
                   (b)  Principal Prepayments                                    63,394.75
                                                                                ----------
                   (c)  Liquidated Loans                                              0.00
                                                                                ----------
                   (d)  Repurchases/Substitutions                                82,750.93
                                                                                ----------
                   (e)  Pre-Funded Group II ARM Amount, if any
                        (Post-Funding Payment Date)                                   0.00
                                                                                ----------
                   (f)  Clause (vi) of definition                                     0.00
                                                                                ----------
                                                 Total Principal                                     $   226,406.43
                                                                                                     --------------
    6.   Senior Percentage                                                                                     100%
                                                                                                     --------------
    7.   Class B Percentage                                                                                      0%
                                                                                                     --------------
    8.   (a)  LIBOR                                                                                        5.42750%
                                                                                                     --------------
         (b)  Class A-1A ARM Pass-Through Margin (.35)                                                        0.35%
                                                                                                     --------------
         (c)  Available Funds Pass-Through Rate                                                            5.77750%
                                                                                                     --------------
    9.   (a)  LIBOR                                                                                        5.42750%
                                                                                                     --------------
         (b)  Class A-1B ARM Pass-Through Margin (.42%)                                                       0.42%
                                                                                                     --------------
         (c)  Available Funds Pass-Through Rate                                                            5.84750%
                                                                                                     --------------
   10.   Class HE: A-4 IO Notional Principal Amount                                                  $75,000,000.00
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 3
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

Class A Certificates
--------------------

         Interest

   11.   Aggregate Current Interest
         (a)  Class A-1A ARM Pass-through Rate                                        5.77750%
              (a floating rate per annum equal to the lesser of (a) LIBOR plus        --------
              the Class A-1A ARM Pass-Through Margin, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.0%)
         (b)  Class A-1A ARM Interest                                                                $   835,517.60
                                                                                                     --------------
         (c)  Class A-1B ARM Pass-through Rate                                        5.84750%
              (a floating rate per annum equal to the lesser of (a) LIBOR plus        --------
              the Class A-1B ARM Pass-Through Margin, or (b) the Available
              Funds Pass-Through Rate, but in no case more than 14.0%)

         (d)  Class A-1B ARM Interest                                                                $   364,608.86
                                                                                                     --------------
         (e)  Class A-1 Pass-through Rate                                                6.29%
                                                                                         -----
         (f)  Class A-1 Interest                                                                     $   443,080.41
                                                                                                     --------------
         (g)  Class A-2 Pass-through Rate                                                6.72%
                                                                                         -----
         (h)  Class A-2 Interest                                                                     $   697,200.00
                                                                                                     --------------
         (i)  Class A-3 Pass-through Rate                                                6.97%
                                                                                         -----
         (j)  Class A-3 Interest                                                                     $   228,662.47
                                                                                                     --------------
         (k)  Class A-3A Pass-through Rate                                               7.35%
                                                                                         -----
         (l)  Class A-3A Interest                                                                    $   583,066.94
                                                                                                     --------------
         (m)  Class A-4  IO Pass-through Rate                                            6.65%
                                                                                         -----
         (n)  Class A-4 IO Interest                                                                  $   415,625.00
                                                                                                     --------------
   12.   Amount applied to Unpaid Class A Interest Shortfall                                         $         0.00
                                                                                                     --------------
   13.   Remaining Unpaid Class A Interest Shortfall                                                 $         0.00
                                                                                                     --------------
Class M-1 Certificates
----------------------

   14.   Amount Available less all preceding distributions                                           $ 6,103,030.36
                                                                                                     --------------
         Interest on Class M-1 Adjusted Principal Balance

   15.   Class M-1 Adjusted Principal Balance                                                        $42,375,000.00
                                                                                                     --------------
   16.   Current Interest
         (a)  Class M-1 Pass-through Rate                                                7.97%
              (floating rate equal to the Weighted Average Loan Rate,                    -----
              but in no event greater than 7.97%)
         (b)  Class M-1 Interest                                                                     $   281,440.63
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 4
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

   17.   Amount applied to Unpaid Class M-1 Interest Shortfall                                       $         0.00
                                                                                                     --------------
   18.   Remaining Unpaid Class M-1 Interest Shortfall                                               $         0.00
                                                                                                     --------------
Class M-2 Certificates
----------------------

   19.   Amount Available less all preceding distributions                                           $ 5,821,589.73
                                                                                                     --------------
         Interest on Class M-2 Adjusted Principal Balance

   20.   Class M-2 Adjusted Principal Balance                                                        $43,875,000.00
                                                                                                     --------------
   21.   Current Interest
         (a)  Class M-2 Pass-through Rate                                                9.30%
              (floating rate equal to the Weighted Average Loan Rate,                    -----
              but in no event greater than 9.30%)
         (b)  Class M-2 Interest                                                                     $   340,031.25
                                                                                                     --------------
   22.   Amount applied to Unpaid Class M-2 Interest Shortfall                                       $         0.00
                                                                                                     --------------
   23.   Remaining Unpaid Class M-2 Interest Shortfall                                               $         0.00
                                                                                                     --------------
Class B-1 Certificates
----------------------

   24.   Amount Available less all preceding distributions                                           $ 5,481,558.48
                                                                                                     --------------
         Interest on Class B-1 Adjusted Principal Balance

   25.   Class B-1 Adjusted Principal Balance                                                        $26,250,000.00
                                                                                                     --------------
   26.   Current Interest
         (a)  Class B-1 Pass-through Rate                                                9.50%
              (floating rate equal to the Weighted Average Loan Rate,                    -----
              but in no event greater than 9.50%)
         (b)  Class B-1 Interest                                                                     $   207,812.50
                                                                                                     --------------
   27.   Amount applied to Unpaid Class B-1 Interest Shortfall                                       $         0.00
                                                                                                     --------------
   28.   Remaining Unpaid Class B-1 Interest Shortfall                                               $         0.00
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 5
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

Class A Certificates
--------------------

   29.   Amount Available less all preceding distributions                                           $  5,273,745.98
                                                                                                     ---------------
         Principal

   30.   Class A Principal Distribution:

         (a)  Class A-1A ARM                                                                         $    676,045.46
                                                                                                     ---------------
         (b)  Class A-1B ARM                                                                         $    314,391.50
                                                                                                     ---------------
         (c)  Senior Percentage of Group I Fixed Formula Principal Distribution Amount
                     (i)  Class A-1                                                                  $  1,676,523.32
                                                                                                     ---------------
                     (ii)  Class A-2                                                                 $          0.00
                                                                                                     ---------------
                     (iii) Class A-3                                                                 $          0.00
                                                                                                     ---------------
         (d)  Class A-3A - Group II Fixed Formula Principal Distibution Amount                       $    226,406.43
                                                                                                     ---------------
   31.   Class A Certificate Principal Balance:

         (a)  Class A-1A ARM Principal Balance                                                       $172,862,876.68
                                                                                                     ---------------
         (b)  Class A-1B ARM Principal Balance                                                       $ 74,509,146.37
                                                                                                     ---------------
         (c)  Class A-1 Principal Balance                                                            $ 82,853,920.71
                                                                                                     ---------------
         (d)  Class A-2 Principal Balance                                                            $124,500,000.00
                                                                                                     ---------------
         (e)  Class A-3 Principal Balance                                                            $ 39,368,000.00
                                                                                                     ---------------
         (f)  Class A-3A Principal Balance                                                           $ 94,968,195.87
                                                                                                     ---------------
   32.   Amount, if any, by which Class A Formula Principal Distribution Amount
         exceeds the amount distributed pursuant to item (30)                                        $          0.00
                                                                                                     ---------------
Class M-1 Certificates
----------------------

   33.   Amount Available less all preceding distributions                                           $  2,380,379.27
                                                                                                     ---------------
         Principal

   34.   Class M-1 Principal Distribution                                                            $          0.00
                                                                                                     ---------------
   35.   Class M-1 Principal Balance                                                                 $ 42,375,000.00
                                                                                                     ---------------
   36.   Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (35)                    $          0.00
                                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 6
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

Class M-2 Certificates
----------------------

   37.   Amount Available less all preceding distributions                                           $ 2,380,379.27
                                                                                                     --------------
         Principal

   38.   Class M-2 Principal Distribution                                                            $         0.00
                                                                                                     --------------
   39.   Class M-2 Principal Balance                                                                 $43,875,000.00
                                                                                                     --------------
   40.   Amount, if any, by which the amount in clause (c) of the Class M-2 Formula
         Distribution Amount (the "Class M-2 Formula Principal Distribution Amount")
         exceeds the amount distributed pursuant to item (39)                                        $         0.00
                                                                                                     --------------

         Class B Principal Distribution Tests
         (tests must be satisfied on and after the Payment Date occurring in October 2002)

   41.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                            0.14%
                                                                                                     --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of
              ratios for this month and two preceding months; may not exceed 20%)                             0.06%
                                                                                                     --------------
   42.   Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Payment Date                                           0.83%
                                                                                                     --------------
         (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
              ratios for this month and two preceding months; may not exceed 12%)                             0.44%
                                                                                                     --------------
   43.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date ( as a percentage
              of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                   0.01%
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 7
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

   44.   Current Realized Losses Test

         (a)  Current Realized Losses for current Payment Date                                       $         0.00
                                                                                                     --------------
         (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic average of Pool
              Scheduled Principal Balance for sixth preceding Payment Date and
              for current Payment Date; may not exceed 2.0%)                                                  0.00%
                                                                                                     --------------
   45.   Class B Principal Balance Test

         (a)  Class B Principal Balance plus Over-collateralization Adjustment Amount divided by Pool Scheduled Principal Balance for prior Payment Date
              (must equal or exceed 17.6%)                                                                    7.36%
                                                                                                     --------------
Class B-1 Certificates
----------------------

   46.   Amount Available less all preceding distributions                                           $ 2,380,379.27
                                                                                                     --------------
         Principal

   47.   Class B-1 Principal Distribution                                                            $         0.00
                                                                                                     --------------
   48.   Class B-1 Principal Balance                                                                 $26,250,000.00
                                                                                                     --------------
   49.   Amount, if any, by which the amount in clause (c) of the Class B-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (48)                    $         0.00
                                                                                                     --------------
Class M-1 Certificates
----------------------

   50.   Amount Available less all preceding distributions                                           $ 2,380,379.27
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 8
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

         Liquidation Loss Interest

   51.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                             $        0.00
                                                                                                     -------------
   52.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                      $        0.00
                                                                                                     -------------
   53.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                              $        0.00
                                                                                                     -------------
Class M-2 Certificates
----------------------

   54.   Amount Available less all preceding distributions                                           $2,380,379.27
                                                                                                     -------------
         Liquidation Loss Interest

   55.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                             $        0.00
                                                                                                     -------------
   56.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                      $        0.00
                                                                                                     -------------
   57.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                              $        0.00
                                                                                                     -------------
Class B-1 Certificates
----------------------

   58.   Amount Available less all preceding distributions                                           $2,380,379.27
                                                                                                     -------------
         Liquidation Loss Interest

   59.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                             $        0.00
                                                                                                     -------------
   60.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                      $        0.00
                                                                                                     -------------
   61.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                              $        0.00
                                                                                                     -------------
Class B-2 Certificates
----------------------

   62.   Amount Available less all preceding distributions                                           $2,380,379.27
                                                                                                     -------------
         Interest

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 9
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

   63.   Current Interest

         (a)  Class B-2 Pass-through Rate                                                9.50%
                                                                                         -----
              (floating rate equal to the Weighted Average Loan Rate,
              but in no event greater than 9.50%)
         (b)  Class B-2 Interest                                                                     $   225,628.33
                                                                                                     --------------

   64.   Amount applied to Unpaid Class B-2A Interest Shortfall                                      $         0.00
                                                                                                     --------------
   65.   Remaining Unpaid Class B-2A Interest shortfall                                              $         0.00
                                                                                                     --------------
         Principal

   66.   Class B-2 Principal Distribution                                                            $         0.00
                                                                                                     --------------
   67.   Class B-2 Guaranty Payment                                                                  $         0.00
                                                                                                     --------------
   68.   Class B-2 Principal Balance                                                                 $28,500,420.00
                                                                                                     --------------
   69.   Amount, if any, by which Class B-2 Formula Distribution Amount plus
         Class B-2 Liquidation Loss Principal Amount exceeds Class B-2
         Distribution Amount                                                                         $         0.00
                                                                                                     --------------
Class A-1A ARM Certificates
---------------------------

   70.   Amount Available less all preceding distributions                                           $ 2,154,750.94
                                                                                                     --------------
         Available Fund Limitation Interest

   71.   Class A-1A ARM Formula Available Funds Limitation Interest
         Distribution Amount                                                                         $         0.00
                                                                                                     --------------
   72.   Amount applied to Unpaid Class A-1A ARM Available Funds
         Limitation Shortfall                                                                        $         0.00
                                                                                                     --------------
   73.   Remaining Unpaid Class A-1A ARM Available Funds Limitation Shorfall                         $         0.00
                                                                                                     --------------
Class A-1B ARM Certificates
---------------------------

   74.   Amount Available less all preceding distributions                                           $ 2,154,750.94
                                                                                                     --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 10
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

         Available Fund Limitation Interest

   75.   Class A-1B ARM Formula Available Funds Limitation Interest
         Distribution Amount                                                                         $          0.00
                                                                                                     ---------------
   76.   Amount applied to Unpaid Class A-1B ARM Available Funds
         Limitation Shortfall                                                                        $          0.00
                                                                                                     ---------------
   77.   Remaining Unpaid Class A-1B ARM Available Funds Limitation Shorfall                         $          0.00
                                                                                                     ---------------
Class A, Class M, and Class B Certificates
------------------------------------------

   78.   Pool Scheduled Principal Balance                                                            $741,312,559.63
                                                                                                     ---------------
         (a)  Group I Fixed Rate Loans                                                               $398,972,320.71
                                                                                                     ---------------
         (b)  Group II Fixed Rate Loans                                                              $ 94,968,215.87
                                                                                                     ---------------
         (c)  Group I Adjustable Rate Loans                                                          $172,862,876.68
                                                                                                     ---------------
         (d)  Group II Adjustable Rate Loans                                                         $ 74,509,146.37
                                                                                                     ---------------
   79.    Aggregate Pool  Balance                                                                    $741,335,181.20
                                                                                                     ---------------
   80. Pool Certificate Balance                                                                      $730,062,559.63
                                                                                                     ---------------
   81. Overcollateralization Amount                                                                  $ 11,272,621.57
                                                                                                     ---------------
   82.   Pool Factors

         (a)  Class A-1A ARM Pool Factor                                                                   .98778787
                                                                                                     ---------------
         (b)  Class A-1B ARM Pool Factor                                                                   .99345528
                                                                                                     ---------------
         (c)  Class A-1 Pool Factor                                                                        .94152183
                                                                                                     ---------------
         (d)  Class A-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (e)  Class A-3 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (f)  Class A-3A Pool Factor                                                                       .99047383
                                                                                                     ---------------
         (g)  Class M-1 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (h)  Class M-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (i)  Class B-1 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (j)  Class B-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 11
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

   83.   Loans Delinquent:

         Fixed Rate Group I
         (a)  31-59 days                                3,042,056.00         48
                                                 -------------------     ------------
         (b)  60-89 days                                  382,272.00          7
                                                 -------------------     ------------
         (c)  90 or more days                              53,022.00          1
                                                 -------------------     ------------

         Fixed Rate Group II
         (a)  31-59 days                                  461,694.00          7
                                                 -------------------     ------------
         (b)  60-89 days                                  329,957.00          4
                                                 -------------------     ------------
         (c)  90 or more days                                   0.00          0
                                                 -------------------     ------------

         Group I Adjustable Rate
         (a)  31-59 days                                1,135,367.00         14
                                                 -------------------     ------------
         (b)  60-89 days                                  218,289.00          3
                                                 -------------------     ------------
         (c)  90 or more days                                   0.00          0
                                                 -------------------     ------------

         Group II Adjustable Rate
         (a)  31-59 days                                  223,799.00          3
                                                 -------------------     ------------
         (b)  60-89 days                                        0.00          0
                                                 -------------------     ------------
         (c)  90 or more days                                   0.00          0
                                                 -------------------     ------------

   84.   Principal Balance of Defaulted Loans

         (a)  Fixed Rate Group I                                                                     $      0.00
                                                                                                     -----------
         (b)  Fixed Rate Group II                                                                    $      0.00
                                                                                                     -----------
         (c)  Group I Adjustable Rate                                                                $      0.00
                                                                                                     -----------
         (d)  Group II Adjustable Rate                                                               $ 91,209.84
                                                                                                     -----------

   85.   Number of Liquidated Loans and Net Liquidated Loss

         (a) Fixed Rate Group I                                                 #      0             $      0.00
                                                                                --------------       -----------
         (b) Fixed Rate Group II                                                #      0             $      0.00
                                                                                --------------       -----------
         (c)  Group I Adjustable Rate                                           #      0             $      0.00
                                                                                --------------       -----------
         (d)  Group II Adjustable Rate                                          #      0             $      0.00
                                                                                --------------       -----------

                                       CERTIFICATES FOR HOME EQUITY LOANS 1999-F
                                       MONTHLY REPORT              November 1999
                                       PAGE 12
                                                     Distribution Date: 12/15/99
                                                           CUSIP# 20846Q AA6 AB4
                                                                     AC2 AD0 AE9
                                                                     AF5 AG3 AH1
                                                                     AJ7 AK4 AL2
                                                        Trust Account: 3337795-0

   86.   Number of Loans Remaining

         (a) Fixed Rate Group I                                                                           6,728
                                                                                                     --------------
         (b) Fixed Rate Group II                                                                          1,171
                                                                                                     --------------
         (c)  Group I Adjustable Rate                                                                     1,658
                                                                                                     --------------
         (d)  Group II Adjustable Rate                                                                     535
                                                                                                     --------------
   87.   Pre-Funded                                                                                  $        0.00
                                                                                                     -------------
         Pre-Funded Fixed Rate Group I Amount                                                        $        0.00
                                                                                                     -------------
         Pre-Funded Fixed Rate Group II Amount                                                       $        0.00
                                                                                                     -------------
         Pre-Funded Group I ARM Amount                                                               $        0.00
                                                                                                     -------------
         Pre-Funded Group II ARM Amount                                                              $        0.00
                                                                                                     -------------
Company
-------

   88.   Monthly Servicing Fee                                                                       $  310,085.80
                                                                                                     -------------
Company
-------

   89.   Class B-2 Guaranty Fee                                                                      $1,844,665.14
                                                                                                     -------------
Class C Subsidiary Certificates
-------------------------------

   90.   Class C Subsidiary residual payment                                                         $        0.00
                                                                                                     -------------
Class C Master Certificates
---------------------------

   91.   Class C Master Distribution Amount                                                          $        0.00
                                                                                                     -------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.